UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 16, 2006
                                (Date of Report)

                          MIDNIGHT HOLDINGS GROUP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                 33-22142              55-0681106
 (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)

                                 22600 HALL ROAD
                                    SUITE 205
                           CLINTON TOWNSHIP, MI 48036
                    (Address of principal executive offices)

                                 (586) 468-8741
              (Registrant's telephone number, including area code)

                               3872 ROCHESTER ROAD
                                 TROY, MI 48083
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 16, the Board of Directors of the Registrant (the "Board") appointed Earl Diem the Chief Operating Officer to be effective as of August 28, 2006. On August 16, 2006, the Board authorized the resignation of Russell Bailey as Chief Operating Officer effective as of August 28, 2006. Mr. Bailey has provided consulting services to the Registrant since July 2005 and has acted as the Registrant's Chief Operating Officer since March 1, 2006. Mr. Bailey will continue to provide services to the Registrant in transition of the position as well as a Project Manager through the end of the first quarter of 2007 and will report to Mr. Diem.

Mr. Diem is a 27-year automotive industry veteran, ASE Master Certified including L1 & L2 Advanced Certifications & 10 years of OE dealership service experience. Mr. Diem has 5 patents in computer-aided automotive diagnostics and Information Systems. From October of 2001 through August of 2006, Mr. Diem was Director of Engineering for Delphi Corporations, Integrated Service Solutions division. Prior to that, Mr. Diem was Chief Technology Officer for Automotive Technical Resources, Inc. Mr. Diem has an AAS in Automotive Technology, BS in Business Administration and is currently finishing his Masters Degree at Walsh College.

Mr. Diem will receive $130,000 base salary per annum and 1,000,000 shares of restricted common stock, par value $0.00005 per share vesting on the second anniversary of Mr. Diem's employment with the Registrant. Based upon Mr. Diem's performance of exceeding or meeting certain criteria, Mr. Diem will be entitled to an annual bonus payable in cash or cashless warrants. Additionally, Mr. Diem will be entitled to health care benefits that the Registrant offers to its employees. If Mr. Diem resigns or is terminated for cause prior to the vesting or prior to the completion of any annual period, he will forfeit his right to any unpaid bonuses and/or stock granted. A copy of the employment offer letter is attached hereto as Exhibit 10.1.

ITEM 8.01         OTHER INFORMATION.

The address of the Registrant's principal executive office has changed to 22600 Hall Road, Suite 205, Clinton Township, MI 48036 and the new telephone number is
(586) 468-8741

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         10.1 Form of Employment Offer Letter, dated August 16, 2006, between the Registrant and Mr. Diem

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2006

                                 Midnight Holdings Group, Inc.



                                 By:    /s/ Nicholas Cocco
                                    --------------------------------------------
                                        Name:   Nicholas Cocco
                                        Title:  Chief Executive Officer

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